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Exhibit  10.31



         This AMENDMENT NO. 2 TO LOAN AGREEMENT (this "Amendment") is made and
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entered into as of December 26, 2001 by and among Powerwave Technologies, Inc., a Delaware corporation (the "Borrower"), COMERICA BANK-CALIFORNIA, a California
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banking corporation, as agent for the Lenders (the "Agent"), and the various
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financial institutions that are (or may from time to time hereafter become)
parties to the Loan Agreement identified below as lenders (each a "Lender" and
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collectively the "Lenders").
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                                R E C I T A L S:

         A. Borrower, Agent and the Lenders have entered into that certain Loan Agreement dated as of May 26, 2000, pursuant to which Lenders agreed to provide certain credit facilities to Borrower (as amended, the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement).

         B. Borrower, Agent and the Lenders desire to make certain changes to the Loan Agreement and the Revolving Note as set forth herein.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       AMENDMENT.  Section 7.16(c) of the Loan Agreement is amended and
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restated to read in full as follows:


                  (c) Profitability. Borrower's cumulative net losses as at the
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         end of each fiscal quarter (determined by netting Consolidated Net
         Income against Consolidated Net Loss for the portion of the current fiscal year then ended) shall not exceed 12% of Tangible Net Worth measured at the end of such fiscal quarter.

2.       EFFECTIVENESS.  This  Amendment  shall be effective  upon the execution
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and delivery hereof by all of the parties hereto and the payment to Agent of a modification fee in the amount of $2,500.

3.       EFFECT.  This Amendment is limited to the express terms hereof.  Except
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as specifically provided herein, all provisions of the Loan Agreement, the
Revolving Note and the other Loan Documents remain in full force and effect without modification or waiver, and the same are hereby ratified by the parties in all respects.

4.       GENERAL PROVISIONS.  This Amendment shall be deemed for all purposes
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to be a Loan Document and shall be subject to the General Provisions set forth in Section 9 of the Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Loan Agreement as of the date first set forth above.


COMERICA BANK-CALIFORNIA, as Agent     POWERWAVE TECHNOLOGIES, INC., as Borrower
and Lender


By:       /s/ Bonnie Kehe              By:         /s/ Kevin T. Michaels
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Print Name:     Bonnie Kehe            Print Name:   Kevin T. Michaels
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